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                                  US005821726A

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United States Patent [19]                  [11]      Patent Number:                 5,821,726
Anderson   [45]                            Date of Patent:                      Oct. 13, 1998

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[54]       BALANCED AND SYNCHRONIZED PHASE DETECTOR FOR AN AC INDUCTION MOTOR CONTROLLER

[75]       Inventor:       Nicholas Anderson, Queen, N.Y.

[73]       Assignee:       Power Efficiency Corp., Hackensack, N.J.

[21]       Appl. No.:      786,787

[22]       Filed:          Jan. 21, 1997

[51]       Int. Cl.6                H02P 7/628
[52]       U.S. Cl.                 318/809; 318/427; 318/811
[58]       Field of Search          318/437, 438, 318/718, 798-801, 805, 807, 809, 810, 811

[56]       References Cited

           U.S. PATENT DOCUMENTS

           3,913,002           10/1975              Steigerwald et al.
           4,052,648           10/1977              Nola
           4,379,258           4/1983               Sugimoto
           4,384,243           5/1983               Muskovac
           4,388,578           6/1983               Green et al.
           4,404,511           9/1983               Nola
           4,459,528           7/1984               Nola
           4,618,805           10/1986              Homung              318/432 X
           4,939,632           7/1990               Plagge et al.
           5,017,855           5/1991               Byers et al.                   318/811
           5,140,243           8/1992               Lyons et al.                   318/701
           5,241,256           8/1993               Hatanaka et al.

           FOREIGN PATENT DOCUMENTS

           04-351492           12/1992              Japan
           05-227795           9/1993               Japan
           8002895             12/1980              WIPO

Primary Examiner - Bentsu Ro
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[57]       ABSTRACT

           A balanced and synchronized phased detector circuit is provided for a three phase power controller for AC induction motors. The power controller includes a thyristor or switching element for each motor phase winding between a line phase terminal of a three power line and the motor's input terminals, and decides the sequence for firing the thyristors. The phase detector includes a dividing resistor network between each phase's line terminal and the front-end operational amplifiers used in the phase detector, and an adjustable dividing resistor network between each motor terminal and the front-end operational amplifiers. The resistor networks allow a differential voltage to be set between the phase line terminal and the motor terminal for each phase, to a voltage appropriate for firing the respective thyristor. By allowing control over the front-end differential voltage, the phase detector virtually elements vibrations encountered during operation of the motor.

           7 Claims, 2 Drawing Sheets

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